PHILADELPHIA CONSOLIDATED HOLDING CORP. AND SUBSIDIARIES           Exhibit 99.1
SUMMARY PRODUCT LINE TOTALS
FOR THE 3RD QUARTER ENDED SEPTEMBER 2000 AND 1999


                                        09/30/00       09/30/99     2000 VS. 1999      09/30/00      09/30/99      2000 VS. 1999
                                          GROSS          GROSS            %              GROSS        GROSS             %
                                         WRITTEN        WRITTEN       INCREASE           EARNED       EARNED         INCREASE
                                        PREMIUMS       PREMIUMS      (DECREASE)         PREMIUMS     PREMIUMS       (DECREASE)
                                       -----------    ----------    --------------    ----------    ----------    --------------
COMMERCIAL AUTO                          3,856,742     4,906,853           -21.4%      5,086,668     4,843,669             5.0%

SLI                                     19,479,177    20,866,596            -6.6%     19,479,177    20,866,596            -6.6%

COMMERCIAL PACKAGE                      39,695,201    28,353,566            40.0%     25,989,584    20,881,470            24.5%

SPECIALTY LINES                         18,093,534    12,961,423            39.6%     16,042,026    10,236,326            56.7%

SPECIALTY PROPERTY                       6,033,432     6,195,864            -2.6%      5,250,359     4,499,124            16.7%

MOBILE/ HOMEOWNERS                       8,123,951     6,425,106            26.4%     10,404,528     7,869,071            32.2%

NATIONAL FLOOD INSURANCE PROGRAM         3,458,039     3,021,691             0.0%      2,587,757     2,214,679             0.0%

MISCELLANEOUS                            5,238,244       433,678          1107.9%      2,491,991       488,546           410.1%
                                       -----------    ----------    --------------    ----------    ----------    --------------

SUB TOTAL                              103,978,320    83,164,777            25.0%     87,332,090    71,899,481            21.5%

INVOLUNTARY POOLS                          143,206       138,386             3.5%        111,142       122,202            -9.1%
                                       -----------    ----------    --------------    ----------    ----------    --------------

TOTAL ALL LINES                        104,121,526    83,303,163            25.0%     87,443,232    72,021,683            21.4%
                                       ===========    ==========    ==============    ==========    ==========    ==============

                                       09/30/00        09/30/99      2000 VS. 1999       09/30/00      09/30/99     2000 VS. 1999
                                          NET             NET              %                NET           NET             %
                                        WRITTEN         WRITTEN         INCREASE          EARNED        EARNED        INCREASE
                                       PREMIUMS        PREMIUMS        (DECREASE)        PREMIUMS      PREMIUMS      (DECREASE)
                                      -----------    ------------    -------------    ------------    -----------   -------------
COMMERCIAL AUTO                        3,740,636       2,831,395            32.1%       4,444,175      3,705,122           19.9%

SLI                                    5,441,988       4,970,864             9.5%       5,441,988      4,970,864            9.5%

COMMERCIAL PACKAGE                    36,204,081      25,654,871            41.1%      23,544,521     19,280,853           22.1%

SPECIALTY LINES                       17,276,629      11,074,702            56.0%      15,255,333      8,707,213           75.2%

SPECIALTY PROPERTY                     3,400,192        (984,832)         -445.3%       2,492,459      3,041,581          -18.1%

MOBILE/ HOMEOWNERS                     4,898,243       5,250,958            -6.7%       6,987,871      5,147,486           35.8%

NATIONAL FLOOD INSURANCE PROGRAM               0               0             0.0%               0              0            0.0%

MISCELLANEOUS                          2,605,344         243,913           968.1%         992,782        232,015          327.9%
                                      -----------    ------------    -------------    ------------    -----------   -------------

SUB TOTAL                             73,567,114      49,041,871            50.0%      59,159,130     45,085,134           31.2%

INVOLUNTARY POOLS                        143,206         138,386             3.5%         111,142        122,202           -9.1%
                                      -----------    ------------    -------------    ------------    -----------   -------------

TOTAL ALL LINES                       73,710,320      49,180,257            49.9%      59,270,272     45,207,336           31.1%
                                      ===========    ============    =============    ============    ===========   =============

PHILADELPHIA CONSOLIDATED HOLDING CORP. AND SUBSIDIARIES
SUMMARY PRODUCT LINE TOTALS
FOR THE NINE MONTHS ENDED SEPTEMBER 2000 AND 1999


                                       09/30/00        09/30/99      2000 VS. 1999      09/30/00       09/30/99      2000 VS. 1999
                                         GROSS          GROSS              %              GROSS           GROSS            %
                                        WRITTEN        WRITTEN         INCREASE          EARNED         EARNED          INCREASE
                                       PREMIUMS        PREMIUMS       (DECREASE)        PREMIUMS       PREMIUMS        (DECREASE)
                                     ------------   -------------   ----------------   ------------   ------------   --------------
COMMERCIAL AUTO                       10,714,879      16,762,619             -36.1%     14,906,500     16,390,693            -9.1%

SLI                                   50,050,894      50,485,093              -0.9%     50,050,894     50,485,093            -0.9%

COMMERCIAL PACKAGE                    88,212,707      66,208,663              33.2%     71,587,727     60,303,333            18.7%

SPECIALTY LINES                       51,691,553      35,522,940              45.5%     42,934,758     27,635,103            55.4%

SPECIALTY PROPERTY                    17,278,547      18,167,097              -4.9%     15,751,543      7,778,945           102.5%

MANUFACTURED HOUSING/HOMEOWNERS       33,203,337      11,918,015             178.6%     29,417,287     10,759,422           173.4%

NATIONAL FLOOD INSURANCE PROGRAM       7,908,290       3,021,691             161.7%      7,513,001      2,214,679           239.2%

MISCELLANEOUS                         11,697,008       1,981,022             490.5%      6,658,234        952,778           598.8%
                                     ------------   -------------   ----------------   ------------   ------------   --------------

SUB TOTAL                            270,757,214     204,067,140              32.7%    238,819,945    176,520,046            35.3%

INVOLUNTARY POOLS                        353,153         319,055              10.7%        319,113        308,454             3.5%
                                     ------------   -------------   ----------------   ------------   ------------   --------------

TOTAL ALL LINES                      271,110,367     204,386,195              32.6%    239,139,058    176,828,500            35.2%
                                     ============   =============   ================   ============   ============   ==============

                                      09/30/00          09/30/99     2000 VS. 1999       09/30/00        09/30/99    2000 VS. 1999
                                         NET              NET              %               NET             NET             %
                                       WRITTEN          WRITTEN        INCREASE           EARNED          EARNED        INCREASE
                                      PREMIUMS          PREMIUMS      (DECREASE)         PREMIUMS        PREMIUMS      (DECREASE)
                                    ------------    ------------    --------------    ------------    ------------   ------------
COMMERCIAL AUTO                       9,098,341      13,647,139            -33.3%      12,068,599      14,746,976         -18.2%

SLI                                  14,227,806      12,648,888             12.5%      14,227,806      12,648,888          12.5%

COMMERCIAL PACKAGE                   79,362,840      60,256,057             31.7%      64,941,694      55,962,886          16.0%

SPECIALTY LINES                      51,944,273      30,009,216             73.1%      40,603,418      23,479,668          72.9%

SPECIALTY PROPERTY                    8,680,371       9,202,158             -5.7%       6,838,616       5,814,532          17.6%

MANUFACTURED HOUSING/HOMEOWNERS      21,394,101      10,189,201            110.0%      20,084,958       7,483,171         168.4%

NATIONAL FLOOD INSURANCE PROGRAM              0               0              0.0%               0               0           0.0%

MISCELLANEOUS                         6,461,808       1,189,384            443.3%       3,104,492         680,033         356.5%
                                    ------------    ------------    --------------    ------------    ------------   ------------

SUB TOTAL                           191,169,539     137,142,043             39.4%     161,869,582     120,816,155          34.0%

INVOLUNTARY POOLS                       353,153         319,055             10.7%         319,113         308,454           3.5%
                                    ------------    ------------    --------------    ------------    ------------   ------------

TOTAL ALL LINES                     191,522,692     137,461,098             39.3%     162,188,695     121,124,609          33.9%
                                    ============    ============    ==============    ============    ============   ============

PHILADELPHIA CONSOLIDATED HOLDING CORP. AND SUBSIDIARIES
ADDITIONAL SUPPLEMENTAL INFORMATION
FOR THE 3RD QUARTER ENDED SEPTEMBER 30, 2000

NET LOSS AND LOSS ADJUSTMENT EXPENSES:

                                                                THREE MONTHS ENDED                         NINE MONTHS ENDED
                                                                   SEPTEMBER 30,                             SEPTEMBER 30,
                                                        ---------------------------------         ---------------------------------
PRODUCTS                                                    2000                1999                  2000                 1999
--------                                                ------------         ------------         ------------         ------------
COMMERCIAL AUTO                                           $2,582,598           $2,120,501          $ 7,012,378          $ 8,391,260
SUPPLEMENTAL LIABILITY                                     3,549,806            3,642,958            9,200,936            8,213,456
COMMERCIAL PACKAGE                                        13,160,332           15,763,508           36,160,225           35,110,112
SPECIALTY LINES                                            9,546,374            4,905,498           25,438,396           13,245,320
SPECIALTY PROPERTY                                         1,692,497            2,381,114            4,650,242            4,092,917
MOBILE/ HOMEOWNERS                                         2,758,355            3,532,091            9,502,994            4,733,648
NATIONAL FLOOD INSURANCE PROGRAM                                   0                    0                    0                    0
MISCELLANEOUS                                                581,493              136,029            1,880,525              405,452
                                                        ------------         ------------         ------------         ------------

SUB TOTAL                                               $ 33,871,455         $ 32,481,699          $93,845,697          $74,192,166
                                                        ------------         ------------         ------------         ------------

INVOLUNTARY POOLS & ASSOCIATION                               98,949              170,074              337,022              337,090

TOTAL NET LOSS AND LOSS
ADJUSTMENT EXPENSES                                     $ 33,970,404         $ 32,651,773          $94,182,719          $74,529,256
                                                        ============         ============         ============         ============

* INCLUDES IBNR AND ULAE.

NET LOSS & LAE RESERVES @ SEPTEMBER 30, 2000                                 $185,749,017
                                                                             ============

STATUTORY SURPLUS - SEPTEMBER 30, 2000                                       $193,114,189
                                                                             ============

SHARES REPURCHASED DURING THE THREE MONTHS ENDED
SEPTEMBER 30, 2000                                                                329,000
                                                                             ============